UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                May 25, 2005
                Date of Report (Date of earliest event reported)

                               AUGRID CORPORATION
                 (Name of small business issuer in its charter)

            NEVADA                                             34-1878390
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                              Identification No.)


             10777 Westheimer Rd., Suite 1040, Houston, Texas, 77042
                    (Address of principal executive offices)
       Relocation underway to 2275 E. 55th Street, Cleveland, Ohio 44103
                                  (800)498-4189
                           (Issuer's telephone number)

      On May 25, 2005, upon recommendation of the Audit Committee and pursuant to NRS 78.138 - Nevada Revised Statutes, the Board of Directors by a majority vote, voted to remove Stan Chapman from the Board of Directors and as an Officer of the organization. Effective immediately, the company intends to engage the services of an individual knowledgeable in the financial field, the expectations of a public entity and compliance with applicable securities laws including the Sarbanes-Oxley statutes, in order to provide the proper foundation and strict financial structure necessary.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AUGRID CORPORATION

Date: May 25, 2005
                                  By:  /s/ M. J. Shaheed
                                       -----------------------------------------
                                       M. J. Shaheed Chief Executive
                                       Officer and Director